UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2012

Medytox Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54346	54-2156042
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02.  Termination of Material Definitive Agreement

As previously reported, on August 22, 2011 Medytox Institute of Laboratory Medicine, Inc. (the "Company"), a wholly-owned subsidiary of the registrant, Medytox Solutions, Inc., entered into an agreement (the "Agreement") for the purchase of up to 81% of the issued and outstanding equity ownership of Trident Laboratories, Inc. ("Trident") from its shareholders (the "Selling Shareholders").

Without any prior notice, on January 18, 2012, the Company received a notice from Trident alleging that the Company has not made timely payments of the purchase price and claiming to rescind the Agreement.  The Company believes it is in full compliance with all its obligations under the Agreement and disputes that Trident or the Selling Shareholders had any basis to rescind the Agreement.  Furthermore, the Company continues to regard the Agreement as being in full force and effect.

The Company will aggressively enforce its rights under the Agreement and, if necessary, seek all available remedies against all parties involved.  On January 20, 2012, the Company filed a lawsuit in Florida Circuit Court for Broward County against Trident and the Selling Shareholders for breach of their obligations under the Agreement and seeking (i) specific performance of the Agreement, (ii) damages against Trident and the Selling Shareholders for their breach, (iii) a constructive trust in the Company's favor over Trident and all its assets, (iv) an accounting of the affairs and accounts of Trident, and (v) damages and an injunction against Trident and the Selling Shareholders for tortious interference with business relationships.

The Company also named as a defendant in the complaint Medical Billing Choices, Inc. ("Medical Billing"), which is the medical billing company agreed to by the parties pursuant to the Agreement.  The Company seeks to prevent Trident and the Selling Shareholders from diverting revenue generated by the Company by requiring Medical Billing to deposit with the registry of the Court all funds in dispute pending resolution of the case.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2012                                               MEDYTOX SOLUTIONS, INC.

                                                                                    /s/ William G. Forhan

                                                                                    William G. Forhan,

                                                                                    CEO, CFO and Chairman

                                                                                    (principal executive officer)